UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2023

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 21, 2023, the following proposals were submitted to the stockholders of Mobiquity Technologies, Inc. (the “Company”) at its special meeting of stockholders: (i) granting the Board of Directors discretionary authority to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock for the purpose of meeting the NASDAQ Capital Markets (“NasdaqCM”) Listing Rule 5550(a)(2) minimum price for continued listing of at least $1.00 per share; and (ii) the ratification , adoption and approval of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2023.. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 23, 2023. As of the record date of the meeting, there were 25,811,261 common shares outstanding and one share of Series F Preferred Stock. Each Share of Series F Preferred Stock has no voting rights other than 70 million votes per share on the reverse stock split proposal. The Series F Preferred Stock shall vote together with the outstanding shares of common stock of the Corporation as a single class exclusively with respect to the reverse stock split in Proposal 1, and shall not be entitled to vote on any other matter. The vote of each share of Series F Preferred Stock (or fraction thereof) shall be cast in the same proportions as shares of common stock (excluding any shares of common stock that are not voted) are voted on the reverse stock split. The Series F Preferred Stock shall be redeemed (a) at any time if and when ordered by the Board of Directors in its sole discretion, or (b) automatically upon the effectiveness of the amendment to the Company’s Certificate of Incorporation implementing the reverse stock split.

Proposal 1:

The Company’s stockholders granted the Board of Directors discretionary authority to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock for the purpose of meeting the NasdaqCM Listing Rule 5550(a)(2) minimum price for continued listing of at least $1.00 per share. The affirmative vote of a majority of all the Company’s shares of voting capital stock issued and outstanding (as opposed to a majority of the shares present at the meeting in person or by proxy) was required to approve this proposal. The vote of the shares that were present on proposal 1 was as follows:

Common stock

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Broker Non-Vote

5,620,808	1,991,447	14,087	4,547,955

Series F Preferred Stock

Number of Votes Cast in Favor	Number of Votes Cast Against

51,687,254	18,312,746

Combined voting capital Stock

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Broker Non-Vote

57,308,062	20,304,193	14,087	4,547,955

Proposal 2:	The Company’s stockholders ratified the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain

10,335,149	1,802,283	36,865

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 21, 2023	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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